Exhibit 99.1 The Future of Modular, Nuclear Energy. Always On, Always Ready. January 2026 Investor Presentation

JANUARY 2026 Disclaimer This presentation (this “presentation”) is being delivered to you by Hadron Energy, Inc. (“Hadron”) and GigCapital7 Corp. (“GigCapital7”) to assist interested parties in making their own evaluation with respect to an investment in Hadron in connection with a proposed business combination between Hadron and GigCapital7 and related transactions (the “proposed business combination”). This presentation is provided for informational purposes only and is being provided to you solely in your capacity as a potential investor in considering an investment in Hadron and the post-business combination combined company (the “Post-Closing Company”). Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents without the prior consent of Hadron or GigCapital7 is prohibited. By reviewing or reading this presentation, you will be deemed to have agreed to the obligations and restrictions set out below. This presentation does not constitute advice or a recommendation regarding any securities. This communication is restricted by law.; it is not intended for distribution to, or use by, any person in any jurisdiction where such distribution or use would be contrary to local law or regulation and conveys no right, title or interest in Hadron or the products of its business activities. This presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. No Offer or Solicitation This presentation and any accompanying oral statements shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities nor the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination. Nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OF ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to the proposed business combination. Viewers of this presentation should make their own evaluation of the proposed business combination and of the relevance and adequacy of the information, and should make other investigations as they deem necessary. This presentation is not intended to form the basis of any investment decision by any potential investor and does not constitute investment, tax or legal advice. No representations or warranties, express or implied, are or will be given in, or in respect of, this presentation or any other written or other communications transmitted or otherwise made available to any party in the course of its evaluation of Hadron or the proposed business combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof, or for any errors, omissions, or misstatements, negligent or otherwise, relating thereto. To the fullest extent permitted by law, in no circumstances will Hadron, GigCapital7, or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Hadron and GigCapital7 disclaim any duty to update the information contained in this presentation. Additional Information About the Business Combination and Where to Find it In connection with the potential business combination, a registration statement on Form S-4 (the “Form S-4”) is expected to be filed with the SEC by GigCapital7 and Hadron. The Form S-4 will include a preliminary proxy statement for the stockholders of GigCapital7 that also constitutes a preliminary prospectus. These materials will contain important information about GigCapital7, Hadron, the PostClosing Company and the potential business combination. The Form S-4 and other documents in connection with the potential business combination will be filed after you have made an investment decision regarding any potential investment in Hadron or the PostClosing Company. Because of this sequencing, when deciding whether to invest in Hadron, you should carefully consider the information made available to you, including this presentation, through the day of your decision. When available, the definitive proxy statement/prospectus will be mailed to GigCapital7 stockholders as of a record date to be established for voting on the potential business combination. Interested parties will also be able to obtain free copies of such documents filed with the SEC (once available) at the SEC's website located at www.sec.gov, or securityholders may direct a request to GigCapital7 Corp., Attn: Corporate Secretary, 1731 Embarcadero Rd., Suite 200, Palo Alto, CA. Participants in the Solicitation Hadron, GigCapital7 and their respective directors, executive officers, management and employees, under SEC rules, may be deemed to be participants in a solicitation of proxies of GigCapital7’s security holders in connection with the potential business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations, and interests of GigCapital7’s directors and executive officers in its filings with the SEC, including GigCapital7’s Annual Report on Form 10-K for the fiscal year ended December 31st, 2024, filed with the SEC on March, 6, 2025, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April, 16, 2025 (Form 10-K and Form 10-K/A, collectively, the “2024 Form 10-K”). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GigCapital7 security holders in connection with the potential business combination will be set forth in the Form S-4, along with information concerning the interests of Hadron’s and GigCapital7’s participants in the solicitation. Such interests may in some cases be different from those of Hadron’s or GigCapital7’s equity holders generally. P. 2/24 DISCLAIMERS

JANUARY 2026 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1996. Hadron’s, GigCapital7’s and the Post-Closing Company’s actual results may differ from their expectations, estimates and projections, and consequently, you should not rely on these forward-looking statements as predictive of future events. Forward-looking statements can sometimes be identified by words such as “may,” “could,” “would,” “should,” “expect,” “possible,” “potential,” “goal,” “opportunity,” “project,” “believe,” “future”, “designed,” “forecast,” “target,” “will,” “anticipate” and, in each case, similar words and expressions, or their negative variations, and terminology that predict or indicate future events. These forward-looking statements include all matters that are not historical facts and include, without limitation, estimates, forecasts or projections regarding Hadron’s future manufacturing capacity and plant performance; market opportunity and market share; estimates and projections of adjacent energy sector opportunities; Hadron’s projected commercialization costs and timeline; Hadron’s ability to demonstrate scientific and engineering feasibility of its technologies; Hadron’s ability to attract, retain and expand its future customer base; Hadron’s ability to timely and effectively meet construction and development timelines and scale its production and manufacturing processes; Hadron’s ability to develop products and services and bring them to market in a timely manner; Hadron’s ability to compete successfully with energy products and solutions offered by other companies; Hadron’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; Hadron’s ability to maintain, protect, and enhance its intellectual property; future ventures or investments in companies or products, services, or technologies; Hadron’s expectations regarding regulatory framework development; the potential for and timing of receipt of licenses and permits for current and future operations, including licenses to operate nuclear facilities from the U.S. Nuclear Regulatory Commission; the success of proposed projects for which Hadron’s products would provide power, which is outside of Hadron’s control; the safety profile of Hadron’s technology; the execution and success of any definitive agreements related to partnerships and collaborations between Hadron and third parties; Hadron’s expectations with respect to future performance; the consummation of the proposed business combination; and the potential benefits of the proposed business combination and expectations related to its terms and timing. These statements are based on management’s expectations, assumptions, estimates, projections and beliefs as of the date of this presentation, whether or not identified in this presentation, and are not predictions of actual performance. These forward- looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These statements are subject to a number of factors that involve known and unknown risks, delays, uncertainties and other factors not under the control of Hadron or GigCapital7 that may cause actual results, performance or achievements of Hadron, GigCapital7 or the Post-Closing Company to be materially different from the future results, performance or other expectations expressed or implied by these forward-looking statements. Such risks and uncertainties include risks related to the future performance of Hadron; the risk that Hadron is pursing an emerging market; regulatory uncertainties and possible changes to applicable laws or regulations; the potential need for financing for future operations; financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that the approval of GigCapital7’s shareholders is not obtained; the outcome of any government or regulatory proceedings, investigations or inquiries; market volatility and its potential to impact Hadron’s ability to meet its financial obligations; increased competition in the energy industry; limited supply of materials and supply chain disruptions; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and Cautionary Note Regarding Forward-looking Statements in GigCapital7’s 2024 Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, as such factors may be updated from time to time in GigCapital7’s filings with the SEC, the registration statement on FormS4 and the proxy statement/prospectus contained therein. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although Hadron and GigCapital7 believe that the expectations reflected in the forward-looking statements are reasonable, Hadron cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this presentation is as of today’s date, unless otherwise stated, and Hadron and GigCapital7 undertake no duty to update such information, except as required under applicable law. Market Data and Statistics This presentation includes statistical and other industry and market data that Hadron obtained from industry publications and research, surveys, studies and other similar third-party sources, as well as Hadron’s estimates based on such data and its internal sources. Such data and estimates involve a number of assumptions and limitations and you are cautioned not to give undue weight to such data and estimates. Hadron believes that the information from these third party sources is reliable; however, neither Hadron nor GigCapital7 independently verified such data and estimates, makes any representation as to their accuracy or completeness, nor undertakes to update the data from such sources after the date of this presentation. Further, Hadron’s business and the industry in which it operates is subject to a high degree of risk and uncertainty, which could cause results to differ materially from those expressed in the estimates made by the third-party sources and by Hadron. Trademarks This presentation contains trademarks, service marks, trade names, and copyrights of Hadron, GigCapital7 and third parties, which are the property of their respective owners, and such use or display in this presentation is not intended to, and does not imply, a relationship with or an endorsement or sponsorship by or of Hadron or GigCapital7. Solely for convenience, the trademarks, service marks, trade names, and copyrights referred to in this presentation may appear without the TM, SM, *, or © symbols, but such references are not intended to indicate, in any way, that Hadron or GigCapital7 will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owners, if any, to such trademarks, service marks, trade names, and copyrights. P. 3/24 DISCLAIMERS

JANUARY 2026 Reliable, Carbon-Free Power The Hadron Micro Modular Reactor (MMR) can power next-generation data centers, remote communities, military bases, factories & more. 10 MW 35 MW 10+ Year e th P. 4/24 WHO WE ARE ELECTRICAL POWER THERMAL POWER FUELING CYCLE

JANUARY 2026 SAMUEL GIBSON RAHUL SHUKLA ROSS RIDENOURE ANDREA VEIL DR. AVI KATZ (1) FOUNDER & CEO CHIEF FINANCIAL OFFICER CHIEF NUCLEAR OFFICER HEAD OF REACTOR LICENSING CHAIRMAN & CEO 2X Global Engineering Leader from 4 years as Chief Accounting Officer, 3X Chief Nuclear Officer with over 35 Served as Director of the Office of 30+ years holding international American Society of Mechanical Stem, Inc. years of executive experience in the U.S. Nuclear Regulatory managerial & executive positions Engineers (ASME) commercial nuclear power operations. Commision (NRC) since 2021 in Deep Tech 4 years in Senior Finance Leadership, 5+ years of research experience Natera, Inc. & eHealth, Inc. Extensive leadership in nuclear With a NRC carreer starting in Founding Managing Member, in mechanical and nuclear engineering, licensing, and regulatory 1992, Veil has held progressively GigAcquisitions, LLC; engineering 20+ years of work experience across affairs responsible positions, including a GigFounders, LLC; GigNext LLC public-company ﬁnance, M&A & Congressional Fellowship in 2003 U.S. Navy Commander (Ret.) with Involved with Sales and Marketing capital markets Previously completed 5 De-SPAC international advisory experience, for revenue scaling of Industrial Extensive experience in managing transactions including NuScale Power and the IAEA Company Licensing, rulemaking and more P. 5/24 TODAY’S SPEAKERS (1) Contract Position

JANUARY 2026 SAMUEL RALPH DR. RALUCA BRYAN GIBSON HUNTER TIMM DINU NON-INDEPENDENT BOARD OF CHAIR OF THE AUDIT COMMITTEE AND CHAIR OF THE COMPENSATION COMMITTEE MEMBER OF THE AUDIT AND DIRECTORS MEMBER AND CHIEF MEMBER OF THE COMPENSATION AND MEMBER OF THE NOMINATING AND COMPENSATION COMMITTEES EXECUTIVE OFFICER COMMITTEE CORPORATE GOVERNANCE COMMITTEE Founder & CEO of Hadron and Globally recognized nuclear Former Columbia Sportswear CEO of QT Imaging and GigCapital Halo MMR visionary. He is executive with 35 years of President/COO/CFO and current Partner. Semiconductor veteran leading a $1.2B merger with experience in SMR develop- GigCapital8 Audit Chair. He with global manufacturing, opera- GigCapital7 to become the ment. Held CEO and presi- brings deep public-company tions, and public-company trans- ﬁrst publicly traded light-wa- dential roles at Orion Nuclear governance, ﬁnance, and capi- action expertise ter MMR company & Constellation tal-markets expertise to Hadron ADRIAN ROBERT RAANAN DR. AVI HOROWITZ ZUCKERMAN LEWIS KATZ MEMBER OF THE NOMINATING AND MEMBER OF THE NOMINATING CHAIR OF THE NOMINATING AND EXECUTIVE CHAIRMAN OF THE BOARD, CORPORATE GOVERNANCE COMMITTEE CORPORATE GOVERNANCE, AND AND CORPORATE GOVERNANCE, MEMBER OF THE COMPENSATION, AND MEMBER OF THE AUDIT COMMITTEE COMPENSATION COMMITTIES AND THE AUDIT COMMITTEES NOMINATING AND CORPORATE GOVERNANCE COMMITTEES Former U.S. Ambassador to Ro- Former NRC Deputy Execu- Former Elbit Systems of America GigCapital Founder and serial mania and international attor- tive Director with 32 years of CEO, scaling the defense ﬁrm to PPE issuer with 12+ public list- ney. Expert in energy security leadership. Expert in nuclear $1.6B. A GigCapital7 director ings. 40-year tech innovator and and geopolitics, providing stra- safety and rulemaking, ad- and national security expert Ph.D. engineer with deep pub- tegic regulatory and gover- vising Hadron on licensing with deep experience in global lic/private C-suite experience nance leadership and regulatory strategy manufacturing and innovation P. 6/24 POST CLOSING BOARD OF DIRECTORS

JANUARY 2026 REMOTE AREAS INDUSTRIAL DATA CENTERS Mining, Manufacturing, Enterprise, Colocation, Research Stations, Chemical Processing, Managed Services, Island Communities, Steel, Oil & Gas, Cloud, Edge, Disaster Relief, Pulp & Paper Mills, Hyperscalers Telecom Water Desalination DISTRICT HEATING DEFENSE UTILITIES Commercial, Capacity Expansion, Forward Operating Bases, Industrial, Aging Fleet Replacement, Ancillary Power, Agricultural, Renewable Goals, Critical Infrastructure Residential Remote PPAs P. 7/24 INDUSTRIES DRIVING ENERGY DEMAND

JANUARY 2026 MARKET SIZE ESTIMATE $0.15 $4.5T ~30,000TWh (2) (1) GLOBAL AVERAGE COST PER KWH ESTIMATED ELECTRICITY MARKET GLOBAL ELECTRICITY DEMAND BY 2026 P. 8/24 A MASSIVE MARKET OPPORTUNITY Source: (1) IEA, Demand: Global electricity use to grow strongly in 2025 and 2026 Source: (2) Clean Energy Wire, Journalism for the Energy Transition

JANUARY 2026 SIGNIFICANT GOVERNMENT SUPPORT AI & DATA CENTER ENERGY DEMAND HISTORY OF NRC APPROVAL Electricity demand from AI data Light Water reactors are the only type 4 Executive Orders signed in May 2025, (1) ADVANCE Act 2024, and support from centers alone will 4X+ by 2030 , of designs that have received approval by NRC / DOE / White House bolster the making MMRs an attractive solution The U.S. Nuclear Regulatory Commission, (2) Nuclear Energy momentum for clean, reliable power with 94 prior approvals, including 1 SMR INVESTOR & HYPERSCALER INTEREST TECHNOLOGICAL ADVANCEMENTS GLOBAL PUSH FOR LOW CARBON Companies are exploring MMRs Continuous advancements in reactor A strong push for low-carbon energy for their energy needs, with Hadron core design, safety features, & solutions to combat climate change is an engaged in advanced discussions digital integration are improving important driver for MMR market growth for data center applications MMR eﬃciency and performance P. 9/24 COMPELLING INDUSTRY TAILWIND (1) International Energy Agency (2) United States Nuclear Regulatory Commission

JANUARY 2026 MIRCOREACTOR POLICY TAILWINDS IMPACT TO HADRON • Even though Hadron uses LEU+ (not HALEU), a faster • Pushes NRC to pursue binding, predictable review timelines Executive NRC is equally beneﬁcial for LEU+ designs Orders • Encourages “recycling” of validated DOE/DOD tests • Ability to negotiate pilot sitings on federal sites earlier (Trump 2025) • Eases siting on federal land for demonstration and validation • Streamlines the nuclear licensing and environmental • Hadron qualiﬁes under MMR guidance, accelerating ADVANCE Act review process the review process (2024) • Reduces ﬁnancial barriers and incentivizes new • Lowers licensing uncertainty and reduces technical advanced reactors and ﬁnancial risk • Quicker regulatory process for small, factory-built • Signiﬁcantly lower regulatory burden on Hadron’s Nuclear reactors like Hadron’s Regulatory application Commission • May potentially avoid lengthy environmental impact • Use of LEU+ fuel aligns safety and materials evaluations (NRC) with precedents reviews and other regulatory hurdles • Allocates HALEU, planning fuel supply base, backing • Eﬀorts signal a favorable policy orientation toward pilot deployments reactor projects Department of Energy (DOE) • DOE supply-chain and industrial base investments • Building out the fuel ecosystem, so reactor projects aren’t starved for fuel reduce risk for components, and infrastructure P. 10/24 FEDERAL SUPPORT FOR NUCLEAR

JANUARY 2026 One Platform. Endless Energy Applications. Hadron’s micro modular reactors redeﬁne versatility—serving as both power plants and heat sources for a variety of sectors. By integrating electricity and process heat in one deployable system, Hadron will unlock new economic value, shorten project timelines, and accelerate the transition to sustainable energy infrastructure worldwide P. 11/24

JANUARY 2026 A WALK AWAY SAFE DESIGN 1 - Fuel Pellet 2 - Cladding 3 - Pressure Vessel UO2� ceramic fuel pellet retains the Zirconium alloy cladding that sur- 3-4 inch thick steel reactor pressure majority of ﬁssion products within its rounds fuel pellets to form a sealed vessel that contains the reactor core, crystalline matrix and pressurized fuel pin steam generator and primary coolant 4 - Containment Thick steel containment vessel that surrounds the RPV, serving as a sec- ondary physical barrier 5 - Suppression Pool Approximately 60,000 gallons of water ﬁlled suppression pool that acts as the ultimate heat sink during any postulated accident scenario P. 12/24 ENGINEERED FOR SAFE CONTAINMENT

JANUARY 2026 HADRON’S UNIQUE CORE DESIGN Hadron’s core uses a modular lattice of 15x15 rod assemblies. Each assembly blends fuel rods with strategically placed burnable poison for lifecycle reactivity shaping, plus integrated con- trol rods for maneuverability and shutdown. The result is balanced power distribution, efficient fuel use, and ﬂexible operation from startup to end-of-life BENEFITS: Modular Scalability Improved Power Flattening Our 10MW requires a fraction of the Strategic placement of burnable land compared to wind and solar, poison in the 15×15 array smooths making it the most space-efficient out excess reactivity, keeping power path to reliable decarbonization distribution even across the core Extended Fuel Cycle Enhanced Reactor Behavior Better ﬂux control means reduced Less aggressive reactor operation localized burnup, enabling longer reduces wear and tear on the system, fuel cycles and fewer outages for allows ﬁner control, and reduces the refueling risk of additional maintenance P. 13/24 PATENT PENDING CORE MODEL

JANUARY 2026 OPERATIONAL & COMMERCIAL ADVANTAGES SUPPLY CHAIN FLEXIBILITY Broader supply chain support for lightwater reactors resulting in expedited delivery times 24/7 UNINTERRUPTED POWER Having a constant power supply is indispensable for data centers, where even a brief outage can lead to costly downtime IDEAL FOR INDUSTRIAL APPLICATIONS Our MMR’s 35 MW of thermal power is perfectly suited for a range of industrial applications requiring both process heat and electricity 10 YEAR LEU+ FUELING CYCLE The 10-year low enriched uranium fueling cycle drastically reduces operational costs by eliminating the need for frequent refueling P. 14/24 LIGHTWATER DESIGN BENEFITS

JANUARY 2026 REGULATORY & LICENSING ADVANTAGES DECADES OF LICENSING HISTORY LWRs have been in commercial operation for ~70 years, providing a robust foundation of operating data and licensing framework THE ONLY NRC APPROVED REACTOR TYPE LWRs represent 100% of operating reactors in the U.S. due to their proven technology & established regulatory familiarity COMPACT MODULAR DESIGN Avoiding the complex regulations of large SMRs, our streamlined architecture ensures faster permitting and ﬂexible deployment PRE-APPROVED LEU+ FUEL Utilizing Low-Enriched Uranium (LEU) leverages an established regulatory framework, avoiding the extended approval timelines of exotic fuels P. 15/24 LIGHTWATER DESIGN BENEFITS

JANUARY 2026 202 7 -202 8 2025 2026 2029 Launch Design Verification Production Delivery Reactor Demonstration Approval for Standardized Establish Principal Design Criteria NRC Letter of Intent * MMR Siting Subcomponent Manufacturing Readiness Assessment Audit NRC Regulatory Engagement Plan * Deliver MMRs to Early Subcomponent Testing Customers Early Contract Revenues Private Meeting with NRC Power Purchase Agreements, Construction & Assembly Topical & Technical Reports * NRC Public Meetings Direct Sales, and Operating Manufacturing License Application * Whitepapers Agreements Early Customer Identiﬁcation Combined Operating License Final Design & Procurement Conceptual Design Review Application * QA Program Description * P. 16/24 THE HADRON ROADMAP (*) Nuclear Regulatory Commission Filings

JANUARY 2026 10MW COMPACT POWER. MASSIVE IMPACT. Our 10MW requires a fraction of the land compared to wind and solar, making it the most Land Requirements space-efficient path to reliable decarbonization WIND SOLAR P. 17/24 SCALABILITY & EFFICIENCY

JANUARY 2026 10MW LIGHT WATER DESIGN NON LIGHTWATER DESIGNS (1) Lower Anticipated Unit Costü ~$80M $400M $300M $350M - More eﬀective land usage than other renewable Compact Footprintü 4-5 acres <5 acres energy sources (<1 acre) Unreliability of sodium Unproven Avoid costly development and testing Tried-and-true componentsü cooled reactors designs compared to non lightwater designs Uncertain Likely to face Avoid expense and delays during construction Quality Controlled Manufacturingü deployment timeline delays compared to larger reactor deployments Introduces novel licensing regimes and Nth-of-a-kind manufacturing and deployment model Deployable, Reliable Power ü oﬀering distributed power generation risk factors that may delay licensing Source: Publicly available information (1) Does not include current or potential tax credits or any other government grant or subsidy Source: Publicly available information P. 18/24 HADRON’S COMPETITIVE ADVANTAGE

I N D U JANUARY 2026 ALL STAR ENGINEERING TEAM. DEEP REGULATORY BACKGROUND. “From leading regulatory bodies like the NRC to pioneering propulsion systems at NASA, our all-star team brings frontier engineering expertise, institutional excellence & path to partnerships that can redeﬁne the nuclear ecosystem. In the months ahead, Hadron will expand its team across digital reactor systems, advanced manufacturing, and safety architecture — bringing together world-class engineers, modelers, and builders to accelerate prototype development and carry our reactor from simulation to reality.” – Samuel Gibson, Founder & CEO P. 19/24 KEY LEADERSHIP TEAM S T R Y

JANUARY 2026 WE’VE BUILT THE TEAM THAT CAN DELIVER THE FUTURE OF ENERGY ANDREW RAHUL SAMUEL ROSS KEN WARD,PhD SHUKLA GIBSON RIDENOURE CANAVAN CHIEF TECHNOLOGY CHIEF FINANCIAL FOUNDER CHIEF NUCLEAR CHIEF OPERATING OFFICER OFFICER & CEO OFFICER OFFICER Previously held executive Serial Enterpreneur and 2 Previously Assistant Previously Chief Three Time CNO at Parsons, leadership positions at time ASME Global Research Scientist at the Accounting Oﬃcer Southern California Edison, EPRI & Westinghouse (CTO) Engineering Leader University of Michigan at Stem, Inc. & Omaha Public Power District SHAWN OLIVIA ANDREA BENOIT TIMOTHY HAND,P.E. VEIL FORGET,PhD DEANGELO BUSSEY CHIEF DEVELOPMENT HEAD OF REACTOR VP OF BUSINESS HEAD OF REACTOR ADVISOR, REACTOR (1) (1) OFFICER DESIGN LICENSING PHYSICS DEVELOPMENT Previously Director of the Head of Nuclear Science Previously Data Center Previously Data Center Previously Principal Oﬃce of Nuclear Reactor and Engineering at MIT R&D Automation & Facility Campus Manager Engineering positions at Regulation (NRR) Controls Engineer at Meta at Meta TerraPower & NuScale P. 20/24 (1) Contract positions

JANUARY 2026 We've assembled an all-star engineering team, launched digital twin development, and filed 4 patents, both NUCLEAR IS SLOW utility and design, alongside securing 6 copyrights and trademarks. Our breakthrough patent-pending MMR core design anchors a strong IP foundation as we engage with the DOD, DOE, and NRC. Having already BUT WE ARE FAST engaged at the letter of intent stage with more than 6 potential customers, Hadron is scaling fast. Market Overview Commercial Traction Signiﬁcant Government DOE Projects Power Growth Multiple GWs Pipeline of Interest From Potential (1) Support of 15-20% by 2035 Near-term Opps Customers for Hundreds of Units 100% of Approved Reactors in Strong Push for Low Carbon Active Discussions with the U.S. are Light Water Designs Energy Solutions Leading Hyperscalers Product Regulatory & Scientific Engagements 10-Year Refueling Cycle 50-Year Useful Life 10 MW of Electrical Power 35 MW of Thermal Power P. 21/24 DEMONSTRATED TRACTION Source: (1) IEA, Demand: Global electricity use to grow strongly in 2025 and 2026

JANUARY 2026 Transaction Highlights Sources & Uses ($ Millions) SOURCES • Implied pre-money equity value of $1.0B (4) Hadron Energy Rollover Equity $1,000.0 Valuation • Transaction implies ~$1.2B pro-forma enterprise value (2) Cash in Trust / PIPE Proceeds $211.8 Total sources $1,211.8 • Assumes ~$212M at $10.59 per share from a combination of PIPE Proceeds and Cash in Trust Financing USES • Expected uses include OPEX & MMR Development $1,000.0 Equity to Hadron Energy Cash to Balance Sheet $199.9 • Hadron Energy shareholders would roll 100% of their equity Deal Transaction Expenses $11.9 and are expected to have a pro- forma equity ownership of Structure 75.0% Total uses $1,211.8 Pro Forma Valuation ($ Millions) Pro Forma Ownership PF Shares Outstanding (Millions) 133.3 Shares (Millions) % Own. (3) Share Price ($) $10.59 Hadron 100.0 75.0% PF Equity Value $1,412 .0 SPAC Sponsor 13.3 10.0% (1) (- ) PF Net Cash ($199.9) PIPE Shareholders 20.0 15.0% PF Enterprise Value $1,212.1 P. 22/24 ILLUSTRATIVE TRANSACTION OVERVIEW Source: (1) GigCapital7 cash-in-trust plus PIPE investment and Hadron cash less illustrative expenses. (2) Assumes 0% of GigCapital7 shareholders exercise redemption rights to receive cash from trust account at closing. (3) Based on expected redemption price at closing of the transaction as calculated in the Business Combination Agreement ﬁled on September 27, 2025 (4) Hadron Energy Rollover Equity Value based on a $10.00 per share

JANUARY 2026 Primary Core Comparables Target MMR / SMR TECHNOLOGY (1) (2) (2) (2) (2) $17,281 $14,803 ? $5,604 Median Market Cap: $3,638 $2,276 $2,337 $1,000 $1,671 $909 $957 $445 $148 Jan-26 Jul-25 Jan-26 May-22 Jan-26 May-24 Jan-26 May-24 Jan-26 Jan-26 Jan-26 Pre-Commercial NRC Approved Pre-Commercial Pre-Commercial Pre-Commercial Pre-Commercial Pre-Commercial LWR (Gen III+) LWR (Gen III+) HTGR (Gen IV) LM-MFFR (Gen IV) HTGR (Gen IV) GCR (Gen IV) IMSR (Gen IV) Market Cap at De-Spac / IPO Market Cap 1/5/26 Source: FactSet Data as of 1/5/2026 (1) Based on pre-money rollover equity per business combination agreement P. 23/24 (2) Does not include any private placement or public warrants ATTRACTIVE ENTRY POINT 2.5x 7.4x 15.5x 11.3x Reactor Type: Stage

JANUARY 2026 BUILDING THE FUTURE GRID — CLEAN, COMPACT, UNSTOPPABLE. THANK YOU!